UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 21287

John Hancock Preferred Income Fund III
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Counsel and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2008

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Preferred Income Fund III

Annual Report
5.31.08

Ticker | **HPS**

Discussion of Fund performance

By MFC Global Investment Management (U.S.), LLC

Preferred stocks — the primary focus of John Hancock Preferred Income Fund III —posted disappointing results during the 12-month period ended May 31, 2008. For the 12 months ended May 31, 2008, John Hancock Preferred Income Fund III returned –7.52% at net asset value (NAV) and –8.96% at market value. The difference in the Fund’s NAV performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the Fund’s NAV share price at any time. By comparison, the average long-term closed-end bond fund returned –10.97 % NAV, according to Morningstar, Inc. For the same 12-month period, the Lehman Brothers U.S. Aggregate Index returned 6.89%, and the Merrill Lynch Preferred Stock Hybrid Securities Index returned –4.54%. The Fund’s current annualized distribution rate was 8.02% at closing NAV and 8.42% at closing market price on May 31, 2008.

“Preferred stocks — the primary focus
of John Hancock Preferred Income
Fund III — posted disappointing
results during the 12-month period
ended May 31, 2008.”

In a period in which most preferred stock prices declined amid escalating uncertainty about the economy, the credit markets, inflation and interest rates, it was not surprising that our financial holdings detracted from performance. For example, our stake in brokerage companies Lehman Brothers and Merrill Lynch came under pressure due to problems stemming from write-offs of their mortgage-backed holdings and a glut of supply or newly issued brokerage preferreds. Some of our holdings that performed best were those that were both tax-advantaged and issued by energy companies that will most likely redeem their issues in the near term. Devon Energy Corp. fit that description perfectly. Some of our tax-advantaged preferred holdings issued by utilities — led by Southern Union Co. — also fared relatively well. We took profits and sold our preferred stock holdings. We enjoyed reasonably good performance from energy-related preferred issues such as Nexen, Inc., which was buoyed in large measure by high oil prices. In contrast, our holdings in PMN Resources, Inc. detracted from returns, in part due to unfavorable regulatory decisions in the New Mexico-area market it serves.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

6	Preferred Income Fund III | Annual report

Portfolio summary

Top 10 holdings[1]

Nexen, Inc., 7.35%	4.1%	JPMorgan Chase Capital XI,

Viacom, Inc., 6.85%	3.0%	5.875%, Ser K	2.4%

MetLife, Inc., 6.50%, Ser B	2.8%	Southwest Gas Capital II, 7.70%	2.4%

PFGI Capital Corp., 7.75%	2.6%	FPC Capital I, 7.10%, Ser A	2.1%

Lloyds TSB Bank Plc, 6.90%, 11-29-49	2.6%	BGE Capital Trust II, 6.20%	2.1%

PPL Energy Supply, LLC, 7.00%	2.4%

Industry distribution[1]

Electric utilities	17%	Regional banks	3%

Diversified banks	11%	Consumer finance	3%

Other diversified financial services	10%	Movies & entertainment	3%

Investment banking & brokerage	10%	Broadcasting & cable TV	3%

Multi-utilities	6%	Integrated telecommunication services	3%

Life & health insurance	6%	Automobile manufacturers	2%

Multi-line insurance	5%	Wireless telecommunication services	2%

Oil & gas exploration & production	4%	Agricultural products	2%

Gas utilities	4%	Oil & gas refining & marketing	1%

Real estate management & development	4%	Specialized finance	1%

Country diversification[1]

United States	85%	Canada	4%

Netherlands	5%	Other	1%

United Kingdom	5%

1 As a percentage of the Fund’s total investments on May 31, 2008.

Annual report | Preferred Income Fund III	7

F I N A N C I A L  S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 5-31-08

This schedule is divided into five main categories: bonds, capital preferred securities, common stocks, preferred stocks and short-term investments. Bonds, capital preferred securities, common stocks and preferred stocks are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Bonds 10.78%					$66,625,252

(Cost $73,459,932)

Automobile Manufacturers 0.31%					1,907,838

Ford Motor Co.,
Note (Z)	7.450%	07-16-31	B+	$2,755	1,907,838

Consumer Finance 0.37%					2,298,243

General Motors Acceptance Corp.,
Bond (Z)	8.000	11-01-31	B	3,000	2,298,243

Electric Utilities 5.04%					31,133,765

Black Hills Corp.,
Note (Z)	6.500	05-15-13	BBB–	15,000	14,907,000

Entergy Gulf States, Inc.,
1st Mtg Bond (Z)	6.200	07-01-33	BBB+	15,000	13,285,020

Kentucky Power Co.,
Sr Note, Ser D (Z)	5.625	12-01-32	BBB	3,565	2,941,745

Gas Utilities 1.73%					10,687,740

Southern Union Co.,
Jr Sub Note Ser A (P) (Z)	7.200	11-01-66	BB	12,900	10,687,740

Multi-Utilities 1.78%					11,003,891

DTE Energy Co.,
Sr Note (Z)	6.375	04-15-33	BBB–	7,500	7,036,725

TECO Energy, Inc.
Note (Z)	7.000	05-01-12	BB+	3,810	3,967,166

Oil & Gas Refining & Marketing 1.55%					9,593,775

Valero Energy Corp.,
Note (Z)	7.500	04-15-32	BBB	9,500	9,593,775

	Interest	Maturity	Credit	Par value
Issuer, description, maturity date	rate	date	rating (A)	(000)	Value

Capital preferred securities 7.80%					$48,273,573

(Cost $51,684,973)

Diversified Banks 5.24%					32,404,500

Credit Agricole Preferred Funding Trust	7.00%	01-29-49	A	$9,000	8,779,500

Lloyds TSB Bank Plc	6.90	11-29-49	A+	25,000	23,625,000

See notes to financial statements

8	Preferred Income Fund III | Annual report

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description, maturity date	rate	date	rating (A)	(000)	Value

Electric Utilities 1.12%					$6,947,299

DPL Capital Trust II (Z)	8.125%	09-01-31	BB+	$6,225	6,947,299

Multi-Utilities 1.44%					8,921,774

Dominion Resources Capital
Trust I (Z)	7.83	12-01-27	BBB	9,097	8,921,774

Issuer				Shares	Value

Common stocks 1.48%					$9,121,078

(Cost $15,349,243)

Multi-Utilities 1.48%					9,121,078

PNM Resources, Inc.				614,214	9,121,078

			Credit
Issuer, description			rating (A)	Shares	Value

Preferred stocks 125.86%					$777,654,510
(Cost $869,227,623)

Agricultural Products 2.79%					17,251,416

Ocean Spray Cranberries, Inc.,
6.25%, Ser A (S) (Z)			BB+	195,000	17,251,416

Automobile Manufacturers 3.33%					20,583,931

Ford Motor Co., 7.50% (Z)			CCC+	710,000	11,218,000

General Motors Corp., 7.25%,
Ser 07-15-41 (Z)			B–	50,641	769,743

General Motors Corp., 7.375%,
Ser 05-15-48 (Z)			Caa1	558,194	8,596,188

Broadcasting & Cable TV 3.91%					24,171,331

CBS Corp., 6.75% (Z)			BBB	164,600	3,695,270

Comcast Corp., 6.625% (Z)			BBB+	130,000	2,918,500

Comcast Corp., 7.00% (Z)			BBB+	114,900	2,818,497

Comcast Corp., 7.00%, Ser B (Z)			BBB+	609,556	14,739,064

Consumer Finance 4.21%					26,036,542

HSBC Finance Corp., 6.36%,
Depositary Shares, Ser B (Z)			A	270,000	5,769,900

HSBC Finance Corp., 6.875% (Z)			AA–	626,118	15,408,764

SLM Corp., 6.00% (Z)			BBB+	162,495	3,022,407

SLM Corp., 6.97%, Ser A (Z)			BBB–	44,899	1,835,471

Diversified Banks 10.26%					63,366,853

BAC Capital Trust II, 7.00% (Z)			A+	94,600	2,325,268

BAC Capital Trust IV, 5.875% (Z)			A+	131,400	2,825,100

Barclays Bank Plc, 7.10%, Ser 3 (Z)			A+	60,000	1,437,600

Fleet Capital Trust VIII, 7.20% (Z)			A+	30,400	733,248

Royal Bank of Scotland Group Plc,
5.75%, Ser L (Z)			A	960,000	18,720,000

Royal Bank of Scotland Group Plc,
7.25%, Ser T			A	40,000	960,800

See notes to financial statements

Annual report | Preferred Income Fund III	9

F I N A N C I A L  S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value

Diversified Banks (continued)

Santander Finance Preferred SA,
Unipersonal, 6.41%, Ser 1 (Z)	A+	100,000	$2,333,000

USB Capital VIII, 6.35%, Ser 1 (Z)	A+	269,700	6,203,100

USB Capital X, 6.50% (Z)	A+	80,000	1,863,200

Wachovia Corp., 8.00%	A	228,500	5,664,515

Wachovia Preferred Funding Corp.,
7.25%, Ser A	A	674,800	15,857,800

Wells Fargo Capital Trust
IV, 7.00% (Z)	AA–	177,800	4,443,222

Electric Utilities 18.39%			113,615,791

Consolidated Edison, Inc., $5.00,
Ser A (Z)	BBB+	30,000	2,647,500

DTE Energy Trust I, 7.80% (Z)	BB+	233,400	5,860,674

DTE Energy Trust II, 7.50%	BB+	39,200	989,800

Entergy Mississippi, Inc., 7.25%	A–	113,668	2,858,750

FPC Capital I, 7.10%, Ser A (Z)	BBB–	783,400	19,020,952

FPL Group Capital Trust I, 5.875% (Z)	BBB+	480,000	11,673,600

FPL Group Capital, Inc., 7.45%,
Ser E (Z)	BBB+	100,000	2,604,000

Georgia Power Co., 6.00%, Ser R (Z)	A	730,000	17,556,500

HECO Capital Trust III, 6.50% (Z)	BB+	140,000	3,465,000

Interstate Power & Light Co.,
7.10%, Ser C (Z)	BBB–	354,900	9,094,313

Interstate Power & Light Co.,
8.375%, Ser A (Z)	Baa2	54,500	1,526,000

PPL Electric Utilities Corp.,
6.25%, Depositary Shares	BBB	189,000	4,518,291

PPL Energy Supply, LLC, 7.00%	BBB	850,000	21,573,000

Public Service Electric & Gas
Co., 5.05%, Ser D (Z)	BB+	30,000	2,655,000

Southern California Edison Co.,
6.00%, Ser C (Z)	BBB–	30,000	2,900,625

Southern California Edison
Co., 6.125% (Z)	BBB–	20,000	1,958,126

Westar Energy, Inc., 6.10% (Z)	AAA	112,600	2,713,660

Gas Utilities 3.45%			21,301,268

Southwest Gas Capital II, 7.70% (Z)	BB	850,350	21,301,268

Integrated Telecommunication Services 3.84%			23,712,722

Telephone & Data Systems, Inc.,
6.625% (Z)	BB+	497,600	9,991,808

Telephone & Data Systems, Inc.,
7.60%, Ser A	BB+	648,743	13,720,914

See notes to financial statements

10	Preferred Income Fund III | Annual report

F I N A N C I A L  S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value

Investment Banking & Brokerage 14.65%			$90,523,123

Fleet Capital Trust IX, 6.00% (Z)	A+	469,200	10,045,572

Goldman Sachs Group, Inc., 6.20%,
Ser B (Z)	A	240,000	5,520,000

Lehman Brothers Holdings Capital
Trust III, 6.375%, Ser K (Z)	A–	798,400	16,159,616

Lehman Brothers Holdings, Inc.,
5.67%, Depositary Shares, Ser D (Z)	A–	142,601	4,851,286

Merrill Lynch & Co., Inc.,
8.625%, Ser MER	A-e	15,000	373,050

Merrill Lynch Preferred Capital
Trust III, 7.00% (Z)	A–	457,017	10,008,672

Merrill Lynch Preferred Capital
Trust IV, 7.12% (Z)	A–	380,700	8,542,908

Merrill Lynch Preferred Capital
Trust V, 7.28% (Z)	A–	408,700	9,383,752

Morgan Stanley Capital Trust
III, 6.25% (Z)	A	764,025	16,120,928

Morgan Stanley Capital Trust
IV, 6.25% (Z)	A	398,925	8,409,339

Morgan Stanley Capital Trust
VI, 6.60% (Z)	A	50,000	1,108,000

Life & Health Insurance 8.44%			52,151,842

Lincoln National Capital VI,
6.75%, Ser F (Z)	A–	304,000	7,286,880

MetLife, Inc., 6.50%, Ser B (Z)	BBB	1,108,850	24,949,125

Phoenix Cos., Inc. (The), 7.45%	BBB–	598,149	11,962,980

PLC Capital Trust IV, 7.25%	BBB+	181,600	4,115,056

PLC Capital Trust V, 6.125% (Z)	BBB+	83,300	1,667,666

Prudential Plc, 6.50% (Z)	A–	93,500	2,170,135

Movies & Entertainment 4.33%			26,744,792

Viacom, Inc., 6.85% (Z)	BBB	1,196,635	26,744,792

Multi-Line Insurance 6.71%			41,464,469

Aegon NV, 6.375% (Z)	A–	241,265	4,991,773

Aegon NV, 6.50% (Z)	A–	162,950	3,438,245

ING Groep NV, 7.05% (Z)	A	603,970	14,483,201

ING Groep NV, 7.20% (Z)	A	765,000	18,551,250

Multi-Utilities 4.67%			28,876,934

BGE Capital Trust II, 6.20% (Z)	BBB–	807,028	18,836,034

Xcel Energy Inc., 7.60%	BBB–	395,000	10,040,900

Oil & Gas Exploration & Production 6.48%			40,035,731

Devon Energy Corp., 6.49%, Ser A (Z)	BB+	25,250	2,564,453

Nexen, Inc., 7.35% (Canada) (D)	BB+	1,535,079	37,471,278

See notes to financial statements

Annual report | Preferred Income Fund III	11

F I N A N C I A L  S T A T E M E N T S

	Credit
Issuer, description	rating (A)	Shares	Value

Other Diversified Financial Services 16.57%			$102,391,584

ABN AMRO Capital Funding Trust
V, 5.90% (Z)	A	750,500	15,685,450

ABN AMRO Capital Funding Trust
VI, 6.25% (Z)	A	343,900	7,840,920

Bank of America Corp., 8.20%	A+e	397,500	9,901,725

Citigroup Capital VII, 7.125% (G)	A	161,042	3,837,631

Citigroup Capital VIII, 6.95% (Z)	A	326,200	7,528,696

Citigroup Capital X, 6.10% (Z)	A	720,000	14,853,600

DB Capital Funding VIII, 6.375%	A+	422,850	9,755,150

DB Capital Trust II, 6.55% (Z)	A+	506,050	11,451,912

JPMorgan Chase Capital XI,
5.875%, Ser K	A	950,000	21,536,500

Real Estate Management & Development 5.61%			34,651,456

Duke Realty Corp., 6.50%,
Depositary Shares, Ser K REIT (Z)	BBB	151,600	3,221,500

Duke Realty Corp., 6.60%,
Depositary Shares, Ser L REIT (Z)	BBB	118,500	2,623,590

Duke Realty Corp., 6.625%,
Depositary Shares, Ser J REIT (Z)	BBB	638,100	14,006,295

Public Storage, Inc., 6.18%,
Depositary Shares, Ser D REIT (Z)	BBB+	25,000	517,000

Public Storage, Inc., 6.50%,
Depositary Shares, Ser W REIT (Z)	BBB+	450,000	9,697,500

Public Storage, Inc., 7.50%,
Depositary Shares, Ser V REIT	BBB+	184,530	4,585,571

Regional Banks 3.87%			23,896,687

PFGI Capital Corp., 7.75%	A	926,900	23,896,687

Reinsurance 0.39%			2,437,146

RenaissanceRe Holdings Ltd.,
6.08%, Ser C (Z)	BBB+	127,800	2,437,146

Specialized Finance 0.88%			5,418,000

CIT Group, Inc., 6.35%, Ser A (Z)	BBB+	140,000	1,821,400

Repsol International Capital
Ltd., 7.45%, Ser A	BB+	140,000	3,596,600

U.S. Government Agency 0.22%			1,339,250

Fannie Mae, 8.25%	AA-e	754,100	1,339,250

Wireless Telecommunication Services 2.86%			17,683,642

United States Cellular
Corp., 7.50%	BB+	754,100	17,683,642

See notes to financial statements

12	Preferred Income Fund III | Annual report

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Short-term investments 0.65%					$4,000,000

(Cost $3,999,789)

Government U.S. Agency 0.65%					4,000,000

Federal Home Loan Bank,
Discount Note	2.15% (Y)	06-02-08	AAA	$4,000	4,000,000

Total investments (Cost $1,013,721,560)† 146.57%					$905,674,413

Other assets and liabilities, net (46.57%)					($287,776,410)

Total net assets 100.00%					$617,898,003

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

REIT Real Estate Investment Trust

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available unless indicated otherwise.

(D) Par value of foreign bonds is expressed in local currency, as shown parenthetically in security description.

(G) Security rated internally by John Hancock Advisers, LLC.

(P) Variable rate obligation. The coupon rate shown represents the rate at end of period.

(S) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $17,251,416 or 2.79% of the net assets applicable to common shareholders as of May 31, 2008.

(Y) Represents current yield as of May 31, 2008.

(Z) All or a portion of this security is segregated as collateral for the Committed Facility Agreement (see Note 5).

† The cost of investments owned on May 31, 2008, including short-term investments, for federal income tax purposes, was $1,013,895,792. Gross unrealized appreciation and depreciation of investments aggregated $4,165,234 and $112,386,613, respectively, resulting in net unrealized depreciation of $108,221,379.

See notes to financial statements

Annual report | Preferred Income Fund III	13

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 5-31-08

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments at value (Cost $1,013,721,560)	$905,674,413
Cash	53,181
Receivable for investments sold	11,393,511
Dividends and interest receivable	5,027,852
Receivable from affiliates	35,292
Prepaid arrangement fee	676,963
Other receivable	16,576

Total assets	922,877,788

Liabilities

Payable for investments purchased	4,861,408
Committed facility arrangement payable (Note 5)	296,000,000
Unrealized depreciation of swap contracts (Note 2)	3,811,585
Interest payable (Note 5)	81,092
Payable to affiliates
Management fees	27,389
Other	16,577
Other payables and accrued expenses	181,734

Total liabilities	304,979,785

Net assets

Capital paid-in	742,981,317
Accumulated net realized loss on investments, financial futures contracts
and swap contracts	(17,161,148)
Net unrealized depreciation of investments, financial futures contract
and swap contracts	(111,858,732)
Accumulated net investment income	3,936,566

Net assets	$617,898,003

Net asset value per share

Based on 31,280,764 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$19.75

See notes to financial statements

14	Preferred Income Fund III | Annual report

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 5-31-08

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) and distributions paid to APS shareholders for the period stated.

Investment income

Dividends (net of foreign withholding taxes of $6,009)	$60,528,200
Interest	11,465,214

Total investment income	71,993,414

Expenses

Investment management fees (Note 3)	7,524,389
Accounting and legal services fees	106,860
Transfer agent fees	33,013
APS auction fees	911,839
Custodian fees	168,016
Interest expense (Note 5)	272,313
Printing fees	121,163
Professional fees	63,849
Trustees’ fees	40,215
Registration and filing fees	29,023
Miscellaneous	172,857

Total expenses	9,443,537
Less expense reductions (Note 3)	(2,014,722)

Net expenses	7,428,815

Net investment income	64,564,599

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	(4,792,199)
Financial futures contracts	(8,936,318)
Swap contracts	1,157,126
(12,571,391)
Change in net unrealized appreciation (depreciation) of
Investments	(87,169,228)
Financial futures contracts	(1,479,016)
Swap contracts	(4,686,305)
(93,334,549)
Net realized and unrealized loss	(105,905,940)

Distributions to APS	(16,588,245)

Decrease in net assets from operations	($57,929,586)

See notes to financial statements

Annual report | Preferred Income Fund III	15

F I N A N C I A L  S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	5-31-07	5-31-08

Increase (decrease) in net assets

From operations
Net investment income	$64,827,914	$64,564,599
Net realized gain (loss)	8,102,786	(12,571,391)
Change in net unrealized appreciation (depreciation)	34,623,958	(93,334,549)
Distributions to APS	(17,621,518)	(16,588,245)

Increase (decrease) in net assets resulting from operations	89,933,140	(57,929,586)

Distributions to common shareholders
From net investment income	(49,548,730)	(49,548,730)
From net realized gain	(2,242,831)	(6,187,022)
	(51,791,561)	(55,735,752)
Total increase (decrease)	38,141,579	(113,665,338)

Net assets

Beginning of year	693,421,762	731,563,341
End of year[1]	$731,563,341	$617,898,003

1 Includes accumulated net investment income of $2,218,489 and $3,936,566, respectively.

See notes to financial statements

16	Preferred Income Fund III | Annual report

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES

Period ended	5-31-04[1,2]	5-31-05[1]	5-31-06	5-31-07	5-31-08

Per share operating performance

Net asset value, beginning of year	$23.88[3]	$22.49	$23.95	$22.17	$23.39
Net investment income[4]	1.88	2.16	2.16	2.07	2.06
Net realized and unrealized
gain (loss) on investments	(1.21)	1.58	(1.70)	1.36	(3.39)
Distribution to APS	(0.11)	(0.25)	(0.44)	(0.56)	(0.53)
Total from investment operations	0.56	3.49	0.02	2.87	(1.86)
Less distributions to common shareholders
From net investment income	(1.80)	(2.03)	(1.70)	(1.58)	(1.58)
From net realized gain	—	—	(0.10)	(0.07)	(0.20)
Total distributions	(1.80)	(2.03)	(1.80)	(1.65)	(1.78)
Capital charges
Offering costs related
to common shares	(0.02)	—	—	—	—
Offering costs and underwriting
discounts related to APS	(0.13)	—	—	—	—
Net asset value, end of year	$22.49	$23.95	$22.17	$23.39	$19.75
Per share market value, end of year	$22.42	$22.22	$19.70	$22.64	$18.82
Total return at net asset value (%)[5,6]	1.76[7]	16.28	0.85	13.65	(7.52)
Total return at market value (%)[5]	(4.29)[7,8]	8.22	(3.41)	23.79	(8.96)

Ratios and supplemental data

Net assets applicable to common
shares, end of year (in millions)	$699	$749	$693	$732	$618
Ratios (as a percentage of average net assets):
Expenses before reductions[9]	1.27[10]	1.34	1.34	1.34	1.45[14]
Expenses net of all fee waivers, if any[11]	0.99[10]	1.05	1.04	1.05	1.14[14]
Expenses net of all fee waivers and credits[11]	0.99[10]	1.05	1.04	1.05	1.14[14]
Net investment income[12]	7.97[10]	9.15	9.22	8.91	9.88
Portfolio turnover (%)	99	14	16	14	9

Senior securities

Total value of APS outstanding
(in millions)	$350	$350	$350	$350	—
Involuntary liquidation preference
per unit (in thousands)	$25	$25	$25	$25	—
Average market value per unit
(in thousands)	$25	$25	$25	$25	—
Asset coverage per unit[13]	$75,065	$78,169	$74,123	$76,917	—
Total debt outstanding end of
period (in millions)	—	—	—	—	$296
Asset coverage per $1,000 of debt[15]	—	—	—	—	$3,087

See notes to financial statements

Annual report | Preferred Income Fund III	17

F I N A N C I A L  S T A T E M E N T S

Notes to Financial Highlights

1 Audited by previous Independent Registered Public Accounting Firm.

2 Inception period from 6-19-03 to 5-31-04.

3 Reflects the deduction of a $1.125 per share sales load.

4 Based on the average of the shares outstanding.

5 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

6 Total returns would have been lower had certain expenses not been reduced during the periods shown.

7 Not annualized.

8 Assumes dividend reinvestment and a purchase at $25.28 per share on the inception date and a sale at the current market price on the last day of the period.

9 Ratios calculated on the basis of expenses relative to the average net assets of common shares, that does not take into consideration expense reductions during the periods shown. Without the exclusion of preferred shares, the annualized ratios of expenses would have been 0.90%, 0.91%, 0.91%, 0.91% and 0.94%, respectively.

10 Annualized.

11 Ratios calculated on the basis of expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratios of expenses would have been 0.70%, 0.71%, 0.71%, 0.71% and 0.74%, respectively.

12 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of net investment income would have been 5.69%, 6.21%, 6.24%, 6.49% and 6.44%, respectively.

13 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of APS outstanding as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

14 Interest expense as a percentage of average net assets was 0.04% for the period ended May 31, 2008.

15 Net assets average equals the total net assets plus borrowings divided by the borrowing of the Fund outstanding at period end.

See notes to financial statements

18	Preferred Income Fund III | Annual report

Notes to financial statements

Note 1
Organization

John Hancock Preferred Income Fund III (the Fund) is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund is authorized to issue an unlimited amount of common shares with no par value per share.

Note 2
Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security valuation

The net asset value of the common shares of the Fund is determined daily as of the close of the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Debt securities whose prices cannot be provided by an independent pricing service are valued at prices provided by broker-dealers.

In deciding whether to make a fair value adjustment to the price of a security, the Board of Trustees or their designee may review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed, but the Fund is calculating the net asset value. In view of these factors, it is likely that a Fund investing significant amounts of assets in

Annual report | Preferred Income Fund III	19

securities in foreign markets will be fair valued more frequently than a Fund investing significant amounts of assets in frequently traded, U.S. exchange listed securities of large-capitalization U.S. issuers.

For purposes of determining when fair value adjustments may be appropriate with respect to investments in securities in foreign markets that close prior to the NYSE, the Fund will, on an ongoing basis, monitor for “significant market events.” A significant market event may be a certain percentage change in the value of an index or of certain Exchange Traded Funds that track foreign markets in which the Fund has significant investments. If a significant market event occurs due to a change in the value of the index or of Exchange Traded Funds, the pricing for investments in foreign markets that have closed prior to the NYSE will promptly be reviewed and potential adjustments to the net asset value will be recommended to the Fund’s Pricing Committee where applicable.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Futures

The Fund may purchase and sell financial futures contracts and options on those contracts. The Fund invests in contracts based on financial instruments such as U.S. Treasury Bonds or Notes or on securities indices such as the Standard & Poor’s 500 Index, in order to hedge against a decline in the value of securities owned by the Fund.

Initial margin deposits required upon entering into futures contracts are satisfied by the delivery of specific securities or cash as collateral to the broker (the Fund’s agent in acquiring the futures position). If the position is closed out by an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made, cash is required to be paid to or released by the broker and the Fund realizes a gain or loss.

When the Fund sells a futures contract based on a financial instrument, the Fund becomes obligated to deliver that kind of instrument at an agreed upon date for a specified price. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase is less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase. The Fund could be exposed to risks if it could not close out futures positions because of an illiquid secondary market or the inability of counterparties to meet the terms of their contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The Fund had no open financial futures contracts on May 31, 2008.

Swap contracts

The Fund may enter into swap transactions in order to hedge the value of the Fund’s portfolio against interest rate fluctuations or to enhance

20	Preferred Income Fund III | Annual report

the Fund’s income or to manage the Fund’s exposure to credit or market risk.

Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in the two interest rates, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net receivable or payable under the swap contracts on a periodic basis.

The Fund records changes in the value of the swap as unrealized gains or losses on swap contracts. Net periodic payments accrued but not yet received (paid) are included in change in the unrealized appreciation/ depreciation. Accrued interest income and interest expense on the swap contracts are recorded as realized gain (loss).

Swap contracts are subject to risks related to the counterparty’s ability to perform under the contract, and may decline in value if the counterparty’s creditworthiness deteriorates. The risks may arise from unanticipated movement in interest rates. The Fund may also suffer losses if it is unable to terminate outstanding swap contracts or reduce its exposure through offsetting transactions.

The Fund had the following interest rate swap contracts open on May 31, 2008:

	RATE TYPE
NOTIONAL	PAYMENTS MADE	PAYMENTS RECEIVED	TERMINATION		UNREALIZED
AMOUNT	BY FUND	BY FUND	DATE	COUNTERPARTY	DEPRECIATION

$87,500,000	3.79% (a)	3-month LIBOR	Jan 2011	Morgan Stanley	$1,210,227
52,500,000	4.14% (a)	3-month LIBOR	Nov 2010	Morgan Stanley	654,112
87,500,000	4.37% (a)	3-month LIBOR	Nov 2010	Bank of America	1,605,557
35,000,000	3.99% (a)	3-month LIBOR	Apr 2009	Morgan Stanley	341,689
Total					$3,811,585

(a) Fixed rate

Federal income taxes

The Fund qualifies as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has $1,316,265 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforwards expire as follows: May 31, 2016 — $1,316,265.

Net capital losses of $15,670,651 that are attributable to security transactions incurred after October 31, 2007, are treated as arising on June 1, 2008, the first day of the Fund’s next taxable year.

The Fund has adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 (FIN 48), at the beginning of the Fund’s fiscal year. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not have a material impact on the Fund’s financial statements. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Risks associated with foreign investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure

Annual report | Preferred Income Fund III	21

and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

New accounting pronouncements

In September 2006, FASB Standard No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure about fair value measurements. As of May 31, 2008, management does not believe the adoption of FAS 157 will have a material impact on the amounts reported in the financial statements.

In March 2008, FASB No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (FAS 133), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 amends and expands the disclosure requirements of FAS 133 in order to provide financial statement users an understanding of a company’s use of derivative instruments, how derivative instruments are accounted for under FAS 133 and related interpretations and how these instruments affect a company’s financial position, performance, and cash flows. FAS 161 requires companies to disclose information detailing the objectives and strategies for using derivative instruments, the level of derivative activity entered into by the company, and any credit risk-related contingent features of the agreements. Management is currently evaluating the adoption of FAS 161 on the Fund’s financial statement disclosures.

Distribution of income and gains

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. During the year ended May 31, 2007, the tax character of distributions paid was as follows: ordinary income $66,632,491 and long term capital gain $2,780,588. During the year ended May 31, 2008, the tax character of distributions paid was as follows: ordinary income $72,323,997.

As of May 31, 2008, the components of distributable earnings on tax basis included $3,950,008 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book/tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Permanent book-tax differences are primarily attributable to derivative transactions, amortization and accretion on debt securities and short-term gains distribution treated as ordinary income for tax purposes.

Note 3
Management fee and transactions with affiliates and others

The Fund has an investment management contract with John Hancock Advisers LLC (the Adviser), a wholly owned subsidiary of the John Hancock Financial Services, Inc. a subsidiary of Manulife Financial Corporation (MFC). Under the investment management contract, the Fund pays a daily management fee to the Adviser at an annual rate of 0.75%

22	Preferred Income Fund III | Annual report

of the Fund’s average daily net asset value and the value attributable to the Auction Preferred Shares (APS) or committed facility agreement (see note 5) (collectively, managed assets). The Fund has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, a subsidiary of John Hancock Financial Services, Inc. The Fund is not responsible for payment of subadvisory fees.

The Adviser has contractually agreed to limit the Fund’s management fee, on an annual basis, to the following: 0.55% of the Fund’s average daily managed assets until the fifth anniversary of the commencement of the Fund’s operations, 0.60% of such assets in the sixth year, 0.65% of such assets in the seventh year and 0.70% of average daily managed assets in the eighth year. Accordingly, the expense reductions related to the management fees amounted to $2,014,722 for the year ended May 31, 2008. After the eighth year, the Adviser will no longer waive a portion of the management fee.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting, compliance, legal and other administrative services for the Fund. The compensation for the year amounted to $106,860 with an effective rate of 0.01% of the Fund’s average daily net asset value, and the value attributed to the APS.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred

Compensation Plan investments had no impact on the operations of the Fund.

The Fund is listed for trading on the NYSE and has filed with the NYSE its chief executive officer certification, regarding compliance with the NYSE’s listing standards. The Fund also files with the Securities and Exchange Commission (SEC) the certification of its chief executive officer and chief financial officer, required by Section 302 of the Sarbanes-Oxley Act.

Note 4
Fund share transactions

Common shares

The Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. During the years ended May 31, 2007 and May 31, 2008, there were no shares issued or redeemed.

Auction preferred shares

The Fund issued a total of 14,000 APS (2,800 shares of Series M, 2,800 shares of Series T, 2,800 shares of Series W, 2,800 shares of Series TH and 2,800 shares of Series F) (collectively, the APS) on August 19, 2003, in a public offering. The underwriting discount and offering costs were recorded as a reduction of the capital paid-in of common shares. Dividends on the APS, which accrued daily, were cumulative at a rate that was established at the offering of the APS and had been reset every seven days thereafter by an auction. During the year ended May 31, 2008 dividend rates on APS ranged as follows: Series M from 3.52% to 6.50%, Series T from 3.49% to 6.50%, Series W from 3.56% to 5.70%, Series TH from 3.42% to 6.50% and Series F from 3.47% to 6.25%.

From June 1, 2007 to February 13, 2008, APS of the Fund were successfully remarketed at each remarketing date. All remarketing efforts of APS shares occurring after February 13, 2008 were not successful. As a result, the dividend rates for all series were reset to the maximum, which ranged from 3.40% to 4.35%.

Effective May 2, 2008, the Fund’s Trustees approved a plan whereby a third party commercial bank has agreed to provide a

Annual report | Preferred Income Fund III	23

credit facility that will enable a refinancing of the Fund’s APS. The facility was used to redeem the outstanding APS and allowed the Fund to change its form of leverage from APS to debt. The redemption of all series was completed on May 28, 2008.

Note 5
Committed facility agreement

Effective May 7, 2008, the Fund entered into a Committed Facility Agreement (the CFA) with a third party commercial bank that allows it to borrow up to an initial limit of $296 million and to invest the borrowings in accordance with its investment practices. Borrowings under the CFA are secured by the assets of the Fund as disclosed in the Schedule of Investments. Interest is charged at the overnight LIBOR rate plus 0.70% and is payable monthly. Under the terms of the CFA, the Fund also pays an arrangement fee of 0.25% in the first year of the agreement on the committed financing and commitment fees of 0.60% per annum on the unused portion of the facility. Arrangement and commitment fees for the period ended May 31, 2008 totaled $63,037 and $54,367, respectively, and are included in interest expense in the Statement of Operations. As of May 31, 2008, the Fund had borrowings of $296,000,000 at an interest rate of overnight LIBOR + 70 bp and is reflected in the demand note payable on the Statement of Asset and Liabilities. For the period from May 22, 2008 to May 31, 2008, the average borrowings under the CFA and the effective average interest rate (annualized) were $147,400,000 and 6.69%, respectively. The Fund may reduce or terminate the amount of the CFA with 270 days notice to the lender. Also, the CFA may be in default and result in termination if certain asset coverage and collateral requirements or minimum net asset amounts are not met. Finally, the Fund may terminate the agreement with 60 days notice if the Board of Trustees has determined that the elimination of all indebtedness leveraging the Fund’s investments are in the best interests of the Fund’s shareholders.

Leverage

The Fund utilizes a credit facility to increase its assets available for investment. When the Fund leverages its assets, the fees paid to the Adviser for investment advisory and administrative services will be higher than if the Fund did not borrow because the Adviser’s fees are calculated based on the Fund’s total assets. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks which may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the interest rate paid for the use of the credit facility

• increased operating costs, which may reduce the Fund’s total return to the holders of common shares

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used, conversely, return would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

Note 6
Purchase and sale of securities

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended May 31, 2008, aggregated $88,636,875 and $141,867,406, respectively.

Note 7
SEC settlement

On June 25, 2007, the Adviser and John Hancock Funds, LLC (the Distributor) and two of their affiliates (collectively, the John Hancock Affiliates) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage

24	Preferred Income Fund III | Annual report

and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $2,087,477 and prejudgment interest of $359,460 to entities, including certain John Hancock Funds, that participated in the Adviser’s directed brokerage program during the period from 2000 to October 2003. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in October 2003. As a result of this settlement, the Fund received $1,050, which was recorded as a realized gain to the Fund’s books on June 25, 2007.

Note 8
Change in fiscal year end

In March 2008, the Board of Trustees approved to change the Fund’s fiscal year end to July 31. This change is effective June 1, 2008.

Annual report | Preferred Income Fund III	25

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the John Hancock Preferred Income Fund III,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Preferred Income Fund III (the Fund) at May 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before May 31, 2005 were audited by another independent registered public accounting firm, whose report expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 30, 2008

26	Preferred Income Fund III | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended May 31, 2008.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended May 31, 2008, 46.7% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2008.

Shareholders will be mailed a 2008 U.S. Treasury Department Form 1099-DIV in January 2009. This will reflect the total of all distributions that are taxable for calendar year 2008.

Annual report | Preferred Income Fund III	27

Investment objective and policy

The Fund’s primary objective is to provide a high level of current income, consistent with preservation of capital. The Fund’s secondary objective is to provide growth of capital to the extent consistent with its primary objective. The Fund seeks to achieve its objectives by investing in a diversified portfolio of securities that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

Under normal market conditions, the Fund invests at least: (a) 80% of its assets in preferred stocks and other preferred securities, including convertible preferred securities, (b) 25% of its total assets in the industries comprising the utilities sector and (c) 80% of its total assets in preferred securities or other fixed-income securities which are rated investment grade or higher by Moody’s or Standard & Poor’s at the time of investment. “Assets” are defined as net assets including the liquidation preference of APS plus borrowing for investment purposes.

Bylaws

On December 16, 2003, the Trustees approved the following change to the Fund’s bylaws. The auction preferred shares section of the Fund’s bylaws was changed to update the rating agency requirements in keeping with recent changes to the agencies’ basic maintenance reporting requirements for leveraged closed-end funds. Bylaws now require an independent accountant’s confirmation only once per year, at the Fund’s fiscal year end, and changes to the agencies’ basic maintenance reporting requirements that include modifications to the eligible assets and their respective discount factors. These revisions bring the Fund’s bylaws in line with current rating agency requirements.

On September 14, 2004, the Trustees approved an amendment to the Fund’s bylaws increasing the maximum applicable dividend rate ceiling on the preferred shares to conform with the modern calculation methodology used by the industry and other John Hancock funds.

Dividends and distributions

During the year ended May 31, 2008, dividends from net investment income totaling $1.5840 per share and distributions from capital gains totaling $0.19779 per share were paid to shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

June 29, 2007	$0.1320
July 31, 2007	0.1320
August 31, 2007	0.1320
September 28, 2007	0.1320
October 31, 2007	0.1320
November 30, 2007	0.1320
December 31, 2007	0.1320
January 31, 2008	0.1320
February 29, 2008	0.1320
March 31, 2008	0.1320
April 30, 2008	0.1320
May 31, 2008	0.1320

CAPITAL GAIN
PAYMENT DATE	DISTRIBUTION

December 31, 2007	$0.19779

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Each holder of common shares will automatically have all distributions of dividends and capital gains reinvested by Mellon Investor Services, as Plan Agent for the common shareholders (the Plan Agent), unless an election is made to receive cash. Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or a nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, non-participants will receive cash and participants in the Plan will receive the equivalent in common shares. If the market price of the common shares on the payment date of the dividend is equal to or

28	Preferred Income Fund III | Annual report

exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market, plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received not less than 10 days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates.

When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in non-certificated form in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be: (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 (Telephone: 1-800-852-0218).

Annual report | Preferred Income Fund III	29

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Shareholder meeting

On March 31, 2008, the Annual Meeting of the Fund was held to elect three Trustees.

Proxies covering 28,661,386 shares of beneficial interest were voted at the meeting. The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified with the votes tabulated as follows:

		WITHHELD
	FOR	AUTHORITY

James F. Carlin	28,124,239	524,969
William H. Cunningham	28,108,555	540,653

The preferred shareholders elected John A. Moore as a Trustee of the Fund until his successor is duly elected and qualified, with the votes tabulated as follows: 11,988 FOR and 190 ABSTAINING.

30	Preferred Income Fund III | Annual report

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock Preferred
Income Fund III

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Preferred Income Fund III (the Fund), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the Independent Trustees), annually to meet in person to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment Subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 7 and June 4–5, 2007, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/ Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund and a peer group of comparable funds (the Peer Group) selected by Morningstar Inc. (Morningstar), an independent provider of investment company data, for a range of periods ended December 31, 2006,1 (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Peer Group, (iii) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund, (iv) breakpoints in the Fund’s and the Peer Group’s fees and information about economies of scale, (v) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions, and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department, (vi) the background and experience of senior management and investment professionals, and (vii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Independent Trustees considered the legal advice of independent legal counsel and relied on their own business judgment in determining the factors to be considered in evaluating the materials that were presented to them and the weight to be given to each such factor. The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. They principally considered performance and other information from Morningstar as of December 31, 2006. The Board also considered updated performance information provided to it by the Adviser or Subadviser at the May and June 2007 meetings. Performance and other information may be quite different as of the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board considered the investment philosophy, research and investment decision-making processes of the Adviser and Subadviser. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative and other non-advisory services provided to the Fund by the Adviser and its affiliates.

Annual report | Preferred Income Fund III	31

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser supported renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2006. The Board also considered these results in comparison to the performance of the Peer Group, as well as the Fund’s benchmark indices. Morningstar determined the Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Peer Group. The Board noted the imperfect comparability of the Peer Group and that Morningstar was not able to select a comparative Category for the Fund.

The Board recognized the relatively short operational history of the Fund and viewed favorably that the Fund’s performance during the 1- and 3-year periods was appreciably higher than the performance of the median of the Peer Group and its benchmark indices, the Merrill Lynch Preferred Stock Hybrid Securities Index and the Lehman Brothers Aggregate Bond Index.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group. The Board noted that the Advisory Agreement Rate was lower than the median rate of the Peer Group.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, and other non-advisory fees, including administrative fees, transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group. The Board noted that the Fund’s Gross and Net Expense Ratios were lower than the median of the Peer Group.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall performance and expenses supported the re-approval of the Advisory Agreements.

The Board also received information about the investment Subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment Subadvisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board also considered a comparison of the Adviser’s profitability to that of other similar investment advisers whose profitability information is publicly available. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately

32	Preferred Income Fund III | Annual report

benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s and Subadviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

The Board observed that the Advisory Agreements did not offer breakpoints. However, the Board considered the limited relevance of economies of scale in the context of a closed-end fund that, unlike an open-end fund, does not continuously offer its shares. The Board noted that the Fund, as a closed-end investment company, was not expected to increase materially in size and that its assets would grow (if at all) through the investment performance of the Fund. Therefore, the Board did not consider potential economies of scale as a principal factor in assessing the fees payable under the Advisory Agreements, but concluded that the fees were fair and equitable based on relevant factors.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

1 Morningstar also provided a comparative analysis for most, but not all, of the John Hancock Funds of the investment performance and advisory and other fees incurred by, and the expense ratios of, the John Hancock Funds relative to a category of relevant funds (the Category). Morningstar was not able to select a comparative Category for the John Hancock Preferred Income Fund III. Therefore, Morningstar did not provide such an analysis.

Annual report | Preferred Income Fund III	33

Information about the portfolio managers

Management Biographies and Fund ownership

Below is an alphabetical list of the portfolio managers who share joint responsibility for the day-today investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of May 31, 2008.

Gregory K. Phelps
Senior Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Senior Vice President, John Hancock Advisers, LLC (1995–2005)
Began business career in 1981
Joined fund team in 2003
Fund ownership — $1–$10,000

Mark T. Maloney
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Vice President, John Hancock Advisers, LLC (1982–2005)
Began business career in 1976
Joined fund team in 2003
Fund ownership — $1–$10,000

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of May 31, 2008. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

P O R T F O L I O M A N A G E R	O T H E R A C C O U N T S M A N A G E D B Y T H E P O R T F O L I O M A N A G E R S

Gregory K. Phelps	Other Investment Companies: 4 funds with assets of
approximately $5.6 billion.
Other Pooled Investment Vehicles: None
Other Accounts: None

Mark T. Maloney	Other Investment Companies: 4 funds with assets of
approximately $5.6 billion.
Other Pooled Investment Vehicles: None
Other Accounts: None

The Adviser does not receive a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

34	Preferred Income Fund III | Annual report

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so each account receives the same price. Where not possible or may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The  Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations.

However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently composed of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior investment professionals, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one-, three- and five-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Subadviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

Annual report | Preferred Income Fund III	35

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James F. Carlin, Born: 1940	2003	54

Chairman (since December 2007); Director and Treasurer, Alpha Analytical Laboratories, Inc. (chemical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc. (until 2005); Chairman and Chief Executive Officer, Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee,
Massachusetts Health and Education Tax Exempt Trust (1993–2003).

William H. Cunningham, Born: 1944	2003	54

Professor, University of Texas at Austin (since 1971); former Chancellor, University of Texas System and former President, University of Texas at Austin (until 2001); Chairman and Chief Executive Officer, IBT
Technologies (until 2001); Director of the following: Hicks Acquisition Company I, Inc. (since 2007);
Hire.com (until 2004), STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx, Inc.
(electronic manufacturing) (since 2001), Adorno/Rogers Technology, Inc. (until 2004), Pinnacle
Foods Corporation (until 2003), rateGenius (until 2003), Lincoln National Corporation (insurance)
(since 2006), Jefferson-Pilot Corporation (diversified life insurance company) (until 2006), New
Century Equity Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001), ClassMap.com
(until 2001), Agile Ventures (until 2001), AskRed.com (until 2001), Southwest Airlines (since 2000),
Introgen (manufacturer of biopharmaceuticals) (since 2000) and Viasystems Group, Inc. (electronic manufacturer) (until 2003); Advisory Director, Interactive Bridge, Inc. (college fundraising) (until 2001);
Advisory Director, Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank (formerly Texas
Commerce Bank–Austin), LIN Television (until 2008), WilTel Communications (until 2003) and Hayes
Lemmerz International, Inc. (diversified automotive parts supply company) (since 2003).

Charles L. Ladner,[2] Born: 1938	2003	54

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (until 2003); Senior Vice President and Chief Financial Officer, UGI Corporation (public utility holding company) (retired 1998); Vice
President and Director, AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribution)
(until 1997); Director, EnergyNorth, Inc. (until 1997); Director, Parks and History Association (until 2005).

John A. Moore,[2] Born: 1939	2003	54

President and Chief Executive Officer, Institute for Evaluating Health Risks (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former Assistant
Administrator and Deputy Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research)
(until 2007).

36	Preferred Income Fund III | Annual report

Independent Trustees (continued)

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Patti McGill Peterson,[2] Born: 1943	2003	54

Senior Associate, Institute for Higher Education Policy (since 2007); Executive Director, Council for
International Exchange of Scholars and Vice President, Institute of International Education (until 2007);
Senior Fellow, Cornell Institute of Public Affairs, Cornell University, Ithaca, NY (until 1998); Former
President, Wells College, Aurora, NY, and St. Lawrence University, Canton, NY; Director, Niagara
Mohawk Power Corporation (until 2003); Director, Ford Foundation, International Fellowships Program
(since 2002); Director, Lois Roth Endowment (since 2002); Director, Council for International Educational
Exchange (since 2003).

Steven R. Pruchansky, Born: 1944	2003	54

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and
President, Greenscapes of Southwest Florida, Inc. (until 2000); Managing Director, JonJames, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty
Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustees3

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	257

Executive Vice President, Manulife Financial Corporation (since 1999); Director and President, John
Hancock Variable Life Insurance Company (since March 2007); Director and Executive Vice President,
John Hancock Life Insurance Company (since 2004); Chairman and Director, John Hancock Advisers, LLC
(the Adviser), John Hancock Funds, LLC (John Hancock Funds) and The Berkeley Financial Group, LLC
(The Berkeley Group) (holding company) (since 2005); Chairman and Director, John Hancock Investment
Management Services, LLC (since 2006); Senior Vice President, The Manufacturers Life Insurance
Company (U.S.A.) (until 2004).

Annual report | Preferred Income Fund III	37

Principal officers who are not Trustees

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Chairman and
Director, John Hancock Signature Services, Inc. (since 2005); Director, President and Chief Executive
Officer, John Hancock Investment Management Services, LLC (since 2006); President and Chief Executive
Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust
(since 2005); Director, Chairman and President, NM Capital Management, Inc. (since 2005); Member,
Investment Company Institute Sales Force Marketing Committee (since 2003); President and Chief
Executive Officer, MFC Global (U.S.) (2005–2006); Executive Vice President, John Hancock Funds, LLC
(until 2005).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and
Chief Legal Officer, John Hancock Funds and John Hancock Funds II (since 2006); Chief Legal Officer and Assistant Secretary, John Hancock Trust (since 2006); Vice President and Associate General Counsel,
Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML
Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds
(2000–2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier
Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment Management Services, LLC,
the Adviser and MFC Global (U.S.) (since 2005); Vice President and Chief Compliance Officer, John
Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005);
Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004); Vice President and Ethics &
Compliance Officer, Fidelity Investments (until 2001).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John
Hancock Trust (since June 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (regis-
tered investment companies) (2005–June 2007); Vice President, Goldman Sachs (2005–June 2007);
Managing Director and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005);
Director, Tax and Financial Reporting, Deutsche Asset Management (2002–2003); Vice President and
Treasurer, Deutsche Global Fund Services (Deutsche Registered Investment Companies) (1999–2002).

Gordon M. Shone, Born: 1956	2006

Treasurer
Senior Vice President, John Hancock Life Insurance Company (U.S.A.) (since 2001); Treasurer, John
Hancock Funds (since 2006), John Hancock Funds II, John Hancock Funds III and John Hancock Trust
(since 2005); Vice President and Chief Financial Officer, John Hancock Trust (2003–2005); Vice President,
John Hancock Investment Management Services, Inc., John Hancock Advisers, LLC (since 2006) and The
Manufacturers Life Insurance Company (U.S.A.) (1998–2000).

38	Preferred Income Fund III | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of Fund
directorships during past 5 years	since

John G. Vrysen, Born: 1955	2005

Executive Vice President and Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Senior Vice President, John Hancock
Life Insurance Company (since 2004); Director, Executive Vice President and Chief Operating Officer,
the Adviser, The Berkeley Group and John Hancock Funds, LLC (since June 2007); Director, Executive
Vice President and Chief Operating Officer, John Hancock Investment Management Services, LLC
(since December 2007); Chief Operating Officer, John Hancock Funds, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since June 2007); Director, Executive Vice President and
Chief Financial Officer, the Adviser, The Berkeley Group and John Hancock Funds, LLC (2005–2007);
Director, Executive Vice President and Chief Financial Officer, John Hancock Investment Management
Services, LLC (2005–2007); Executive Vice President and Chief Financial Officer, MFC Global (U.S.)
(2005 until August 2007); Director, John Hancock Signature Services, Inc. (since 2005); Chief Financial
Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust
(2005 until June 2007); Vice President and General Manager, John Hancock Fixed Annuities, U.S. Wealth
Management (2004–2005); Vice President, Operations, Manulife Wood Logan (2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805. The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit and Compliance Committee.

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

Annual report | Preferred Income Fund III	39

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Transfer agent	Independent registered
John Hancock Advisers, LLC	Mellon Investor Services	public accounting firm
601 Congress Street	Newport Office Center VII	PricewaterhouseCoopers LLP
Boston, MA 02210-2805	480 Washington Boulevard	125 High Street
	Jersey City, NJ 07310	Boston, MA 02110
Subadviser
MFC Global Investment	Legal counsel	Stock symbol
Management (U.S.), LLC	K&L Gates LLP	Listed New York Stock
101 Huntington Avenue	One Lincoln Street	Exchange: HPS
Boston, MA 02199	Boston, MA 02111-2950	For shareholder assistance
refer to page 29
Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:
Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

Phone	Customer service representatives	1-800-852-0218
	Portfolio commentary	1-800-344-7054
	24-hour automated information	1-800-843-0090
	TDD line	1-800-231-5469

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the SEC’s Web site, www.sec.gov.

40	Annual report | Preferred Income Fund III

PRESORTED
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PAID
MIS

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

P120A	5/08
7/08

ITEM 2. CODE OF ETHICS.

As of the end of the period, May 31, 2008, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $25,800 for the fiscal year ended May 31, 2008 and $25,800 for the fiscal year ended May 31, 2007. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended May 31, 2008 and fiscal year ended May 31, 2007 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,700 for the fiscal year ended May 31, 2008 and $3,700 for the fiscal year ended May 31, 2007. The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

The all other fees billed to the registrant for products and services provided by the principal accountant were $3,000 for the fiscal year ended May 31, 2008 and $3,000 for the fiscal year ended May 31, 2007. There were no other fees during the fiscal year ended May 31, 2008 and May 31, 2007 billed to control affiliates for products and services provided by the principal accountant. The nature of the services comprising the all other fees was related to the principal accountant’s report on the registrant’s Eligible Asset Coverage. These fees were approved by the registrant’s audit committee.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended May 31, 2008, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $1,349,548 for the fiscal year ended May 31, 2008, and $3,264,859 for the fiscal year ended May 31, 2007.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Dr. John A. Moore - Chairman
Charles L. Ladner
Patti McGill Peterson

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers

Management Biographies and Fund ownership

Below is an alphabetical list of the portfolio managers who share joint responsibility for the day-today investment management of the Fund. It provides a brief summary of their business careers over the past five years and their range of beneficial share ownership in the Fund as of May 31, 2008.

Gregory K. Phelps
Senior Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Senior Vice President, John Hancock Advisers, LLC (1995–2005)
Began business career in 1981
Joined fund team in 2003
Fund ownership — $1–$10,000

Mark T. Maloney
Vice President, MFC Global Investment Management (U.S.), LLC since 2005
Vice President, John Hancock Advisers, LLC (1982–2005)
Began business career in 1976
Joined fund team in 2003
Fund ownership — $1–$10,000

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of May 31, 2008. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other

Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

Gregory K. Phelps	Other Investment Companies: 4 funds with assets of
approximately $5.6 billion.
Other Pooled Investment Vehicles: None
Other Accounts: None

Mark T. Maloney	Other Investment Companies: 4 funds with assets of
approximately $5.6 billion.
Other Pooled Investment Vehicles: None
Other Accounts: None

The Adviser does not receive a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Adviser and the Subadviser have adopted procedures, overseen by the Chief Compliance Officer, that are intended to monitor compliance with the policies referred to in the following paragraphs.

• The Subadviser has policies that require a portfolio manager to allocate investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades for the individual accounts are aggregated so each account receives the same price. Where not possible or may not result in the best possible price, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. Neither the Adviser nor the Subadviser receives a performance-based fee with respect to other accounts managed by the Fund’s portfolio managers.

• The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• The Subadviser seeks to avoid portfolio manager assignments with potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of Portfolio Managers

The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied consistently among investment professionals. At the Subadviser, the structure of compensation of investment professionals is currently composed of the following basic components: fixed base salary, and an annual investment bonus plan, as well as customary benefits that are offered generally to all full-time employees of the Subadviser. A limited number of senior investment professionals, who serve as officers of both the Subadviser and its parent company, may also receive options or restricted stock grants of common shares of Manulife Financial.

Only investment professionals are eligible to participate in the Investment Bonus Plan on an annual basis. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses: 1) The investment performance of all accounts managed by the investment professional over one-, three- and five-year periods are considered. The pre-tax performance of each account is measured relative to an appropriate peer group benchmark. 2) The profitability of the Subadviser and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of the Adviser. 3) The more intangible contributions of an investment professional to the Subadviser’s business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluating in determining the amount of any bonus award.

While the profitability of the Subadviser and the investment performance of the accounts that the investment professionals maintain are factors in determining an investment professional’s overall compensation, the investment professional’s compensation is not linked directly to the net asset value of any fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a) The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached "John Hancock Funds - Governance Committee Charter".

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Preferred Income Fund III

By: /s/ Keith F. Hartstein
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Keith F. Hartstein
President and Chief Executive Officer

Date: July 21, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
-------------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date: July 21, 2008

By: /s/ Charles A. Rizzo
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Charles A. Rizzo
Chief Financial Officer

Date: July 21, 2008